UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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GASCO ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GASCO ENERGY, INC.

SUPPLEMENT TO PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, JULY 20, 2011

This Supplement revises the May 24, 2011 Proxy Statement of Gasco Energy, Inc., a Nevada corporation, (“Gasco,” “we,” “our” or “us”) previously furnished to stockholders in connection with our upcoming 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  The purpose of this Supplement is to clarify Proposal 4 — the proposal to approve the Gasco Energy, Inc. Long-Term Incentive Plan (the “LTIP”).  It has come to our attention that, due to unclear and conflicting information in our Proxy Statement, some shareholders understood the aggregate number of shares of our Common Stock to be issuable pursuant to the LTIP, taken together with the shares of Common Stock issuable pursuant to all of our other equity arrangements, to be well in excess of the shares of Common Stock actually issuable under our compensatory arrangements following the approval of the LTIP.  In particular, Institutional Shareholder Services (“ISS”) issued a proxy analysis and vote recommendation against Proposal 4 due to this misunderstanding.

Clarification of Shares Issuable Under Compensatory Arrangements

The maximum aggregate number of shares of Common Stock that may be granted for any and all Awards under the LTIP is 21,378,483 (subject to any adjustment due to recapitalization or reorganization permitted under the LTIP).  Of the 21,378,483 shares, 13,078,483 shares represent outstanding compensatory awards (both options and restricted stock awards) and shares remaining available for future issuance under our other equity compensation arrangements, in either case, as of December 31, 2010.  These 13,078,483 shares will be issuable under the LTIP, if approved, and will therefore reduce the total number of shares available for issuance under the LTIP in accordance with the terms of the LTIP.  In January 2011, however, 1,025,000 options included in the 13,078,483 shares were cancelled without the issuance of shares of Common Stock (and these shares will now be available for issuance under the LTIP).  The correlation of the 13,078,483 shares to our Equity Compensation Plans disclosure and table found on page 45 of our Proxy Statement (and revised and reproduced below) is as follows:

•      8,717,733 shares underlying options previously granted under the San Joaquin Resources Inc. 1999 Stock Option Plan (the “1999 Plan”);

•      3,972,000 shares underlying options that have not been approved by security holders (of these shares 1,371,000 represent awards granted after December 15, 2009 and subject to shareholder approval pursuant to Proposal 4 in our Proxy Statement, and the remaining 2,601,000 shares represent individual option agreements previously awarded to our directors, consultants and employees, 1,025,000 of which have subsequently been cancelled and will now be available for future awards under the LTIP);

•      197,450 shares available for future issuance pursuant to our 2003 Restricted Stock Plan (these shares may be used for future awards under the LTIP, but will no longer be available under the 2003 Restricted Stock Plan); and

•      191,300 shares of unvested restricted stock previously granted and outstanding as of December 31, 2010 under the 2003 Restricted Stock Plan.  Although these awards were granted prior to the adoption of the LTIP, the number of shares will reduce the 21,378,483 shares available under the LTIP and may be available under the LTIP for future issuance if the awards are forfeited.

The Equity Compensation Plans disclosure and table found on page 45 of your Proxy Statement has been revised to read as follows.  In addition to clarifications to footnote (2), the aggregate number of securities issuable under outstanding awards (i.e., the “Total” under column (a)) has been decreased by the 191,300 shares of unvested restricted stock previously granted and outstanding as of December 31, 2010 under the 2003 Restricted Stock Plan.  These 191,300 shares were previously reported in column (a) erroneously since the Common Stock representing the restricted shares has been issued and is outstanding (albeit subject to forfeiture).

Equity Compensation Plans

The table below provides information relating to our equity compensation plans as of December 31, 2010.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
1999 Stock Option Plan	8,717,733	(1)	1.80		—
2003 Restricted Stock Plan	—		N/A		197,450
Equity compensation plans not approved by security holders	3,972,000		1.24		—	(2)
Total	12,689,733		1.63	(3)	197,450

(1)   Shares issued under the 1999 Stock Option Plan vest at varying schedule within one to five years of the grant date, provided in each case the holder remains employed by us. These shares do not include the shares of Common Stock underlying options granted on and after December 15, 2009, which shares will be issued pursuant to our 2011 Long-Term Incentive Plan to the extent approved by our stockholders as described below.

(2)   The equity compensation plan not approved by stockholders includes 2,601,000 shares of individual Common Stock option agreements awarded to our directors, consultants and employees as summarized below.  Since these options were issued pursuant to individual compensation arrangements, there are no options available under any plan for future issuance.  In January 2011, 1,025,000 of these options were cancelled without exercise of the options or issuance of the underlying shares of Common Stock; therefore, as a May 24, 2011, only 1,576,000 non-plan options were outstanding.   In addition, this number includes the 1,371,000 shares of Common Stock underlying options granted on and after December 15, 2009, and subject to shareholder approval pursuant to Proposal 4 above. The Common Stock options vest between zero and two years of the date of issue and expire during the period from 2012 through 2020.  The exercise prices of these options range from $0.28 per share to $3.00 per share.  Since these options were issued pursuant to individual compensation arrangements, there are no options available under any plan for future issuance.  The material terms of these options are as follows:

Options Issued to:	Number of Options	Exercise Price	Vesting Dates	Expiration Dates
Employees	2,672,000	$0.28 - $3.00	2001 – 2012	2011 – 2020
Consultants	50,000	$1.80	2001	2011
Directors	1,250,000	$2.00	2001	2011
Total Issued	3,972,000

(3)   Weighted average exercise price of options to purchase a total of 12,689,733 shares of Common Stock.

Amendment of LTIP

In connection with our review of this matter we realized that the LTIP appended to our Proxy Statement does not properly reflect the share counting methodology described above.  Therefore, we intend to amend Sections 4(a) and 4(c) of the LTIP to read as follows.  In addition, we intend to amend Section 10(l) of the Plan to reflect the correct date of our Annual Meeting.

4.             Stock Subject To Plan.

(a) Overall Number of Shares Available for Delivery.  Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for issuance in connection with Awards under this Plan shall not exceed 21,378,483 shares.  All shares of Stock issued pursuant to the exercise of options granted under the San Joaquin Resources Inc. 1999 Stock Option Plan and outstanding as of December 31, 2010 (the “1999 Plan”) will be issued under this Plan.  In addition, the 1,576,000 shares of Stock underlying individual option agreements outstanding as of May 24, 2011 (the “Non-Plan Options”) will be issued under this Plan.  Finally, the 191,300 shares of Stock underlying unvested restricted stock awards under the Gasco Energy, Inc. 2003 Restricted Stock Plan outstanding as of December 31, 2010 (the “Outstanding Restricted Stock Awards”) will be deemed issued under this Plan.  To the extent this Plan becomes effective, no future awards will be made under the Gasco Energy, Inc. 2003 Restricted Stock Plan.

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(c) Availability of Shares Not Issued under Awards.  Shares of Stock subject to an Award under this Plan (including shares subject to awards under the 1999 Plan, the Non-Plan Options and the Outstanding Restricted Stock Awards) that expire or are canceled, forfeited, exchanged, settled in cash or otherwise terminated, including shares forfeited with respect to Restricted Stock and shares surrendered or withheld in payment of taxes relating to Awards other than Options and SARs, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.  For purposes of clarity, shares tendered to pay for the exercise or purchase price of an Award, shares withheld for taxes with respect to Options and SARs, and shares repurchased by the Company on the open market will not be available again for Awards under the Plan.

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10.          General Provisions.

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(l) Plan Effective Date and Term.  This Plan was adopted by the Board to be effective July 20, 2011, to the extent approved by the stockholders of the Company at its annual meeting on July 20, 2011.  No Awards may be granted under this Plan on or after July 20, 2021.

In preparing Proposal 4, we utilized the services of ISS Corporate Services, Inc. (“ICS”) to calculate the proposed shareholder value transfer under the LTIP and our historic burn rate in accordance with ISS methodology.  In addition, ICS calculated the total voting power dilution of the additional 9,325,000 shares proposed under the LTIP to ensure that number would not exceed 15%.  While the use of ICS does not guarantee a favorable recommendation by ISS, we believe the number of shares previously proposed for approval under the LTIP is well within ISS guidelines and we anticipate that the additional clarifying information provided in this Supplement will cause ISS to change its recommendation to vote for Proposal 4.

Our Board of Directors (the “Board”) continues to believe that the adoption of the LTIP is in the Company’s and stockholders’ best interest and recommends a vote “FOR” approval of the LTIP set forth as Proposal 4 of our May 24, 2011 Proxy Statement.

This Supplement should be read in conjunction with the May 24, 2011 Proxy Statement, which in all respects other than this revision remains as described therein. If you have already voted your shares and do not wish to change your vote on Proposal 4, as revised by this Supplement, no further action is necessary; you do not need to submit a new proxy unless you wish to change your vote on Proposal 4. All validly executed proxy cards or votes cast via the Internet or telephone at any time (either prior to or after the date hereof) indicating a vote for or against Proposal 4 will be deemed to constitute a vote for or against approval of Proposal 4 as revised and described in this Supplement. If you have already voted your shares and you wish to change your vote on any matter, you may revoke your proxy before it is voted at the Annual Meeting by (a) submitting written notice of revocation or another proxy with new voting instructions to our Corporate Secretary at our registered office at any time up to and including the last business day preceding the day of the Annual Meeting, (b) submitting another proxy with new voting instructions via the telephone or the Internet voting systems, (c) submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Annual Meeting on the day of the Annual Meeting, (d) voting in person at the Annual Meeting or (e) in any other manner permitted by law. All stockholders who have not yet voted or who wish to change their vote on Proposal 4 are urged to vote their shares in the manner described above as soon as possible.

In accordance with the rules promulgated by the SEC, Gasco is providing access to its proxy materials, including the Proxy Statement, this Supplement and the 2010 Annual Report, over the Internet at www.gascoenergy.com.  In accordance with the rules promulgated by the SEC, beginning on or about June 10, 2011, Gasco made its proxy materials available to its stockholders over the Internet and mailed a Notice of Internet Availability of Proxy Materials to its stockholders containing instructions for accessing the proxy materials online, as well as for voting (including electronically via the Internet) and for requesting a printed copy of the proxy materials.

As a stockholder, your vote is very important regardless of the number of shares of Common Stock that you own. Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy. The Board strongly encourages you to exercise your right to vote by submitting a properly completed proxy whether or not you plan to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. Stockholders are cordially invited to attend the Annual Meeting in person; however, you do not need to attend in person to vote. Whether or not you plan to be present at the meeting, we urge you to review the proxy materials carefully and to vote by telephone or Internet as promptly as possible. Alternatively, you may request a proxy card, which you may complete, sign and return by mail.  The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Shares of Common Stock represented by unrevoked proxies will be voted in accordance with the choice or instructions specified on the proxy. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them as set forth in the Proxy Statement, including “FOR” approval of the LTIP.

July 5, 2011

GASCO Energy

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Mountain Daylight Time, on July 20, 2011.

Vote by Internet
- Log on to the Internet and go to **www.envisionreports.com/GSX**
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — *The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and for the ONE YEAR Option in Proposal 3:*

1. Election of six (6) Directors to serve on the Board of Directors as nominated below.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Richard J. Burgess	☐	☐	02 - Charles B. Crowell	☐	☐	03 - W. King Grant	☐	☐
04 - Richard S. Langdon	☐	☐	05 - John A. Schmit	☐	☐	06 - Steven D. (Dean) Furbush	☐	☐

Proposal	For	Against	Abstain
2. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐
4. Approval of the Gasco Energy, Inc. 2011 Long-Term Incentive Plan.	☐	☐	☐

Proposal	1 Yr	2 Yrs	3 Yrs	Abstain
3. Advisory vote on the frequency (every one, two or three years) with which an advisory vote on the compensation of the Company's Named Executive Officers should be held:	☐	☐	☐	☐

Proposal	For	Against	Abstain
5. Ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

6. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. PLEASE DATE AND SIGN IN THE BOXES BELOW. **NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on the proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.**

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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ANNUAL MEETING PROXY CARD Camille A. Gerard or W. King Grant with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Gasco Energy, Inc. to be held on Wednesday, July 20, 2011 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, and for the ONE YEAR Option in Proposal 3. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — GASCO ENERGY, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.